2007 Annual Meeting of
Shareholders
April 24, 2007
Presidential Caterers,
Norristown, PA

2007 Annual Meeting of
Shareholders
D. M. Takes
Interim President &
Chief Executive Officer

Our Mission
Harleysville National Corporation will maintain
and enhance our image as a respected and
independent community-oriented financial
institution, providing needed services to our
customers, a fair return to our shareholders, and
a rewarding working experience for our
employees. We will commit our resources to the achievement of growth and economic stability of our communities.

History of strong performance, steady returns
•
31 years of record earnings
•
32 years of increased dividends
Recognized in America’s Finest Companies
•
Earnings All-Star
•
Dividend All-Star
•
“Super 50” Team
•
America’s Smartest Companies®
America’s Finest Companies

NASDAQ Dividend Achievers
Dividend Achievers List
•
Broad Dividend Achievers Index
•
Dividend Achievers 50 Index

15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
HNBC
SNL Bank: $1-$5 Billion

2006 HNBC Stock Price v.
SNL $1-5 Billion Banks change)

7.00%
4.50%
2.00%
-0.50%
-3.00%
-5.50%
-8.00%
1/5/07
2/5/07
3/5/07
4/5/07
5/5/07
HNBC
SNL Bank: $1-$5 Billion

2007 HNBC Stock Price v.
SNL $1-5 Billion Banks change)

Key Achievements
•
Increased noninterest income by 42%
•
Grew diluted earnings per share 2%
•
Delivered a 4% increase in cash
dividends paid
•
Increased loans by 3.1%
•
Grew deposits by 6.4%

Key Achievements
•
Built Commercial Loan Infrastructure
•
Real Estate Lending
•
Cash Management
•
Acquired McPherson Enterprises
•
Branch Expansion

Challenges
•
Net Interest Margin/Earnings
•
Competition
•
 Controlling Operating Expenses
•
Stock Price
•
Credit Quality

2007 Annual Meeting of
Shareholders
George S. Rapp
Executive Vice President,
Chief Financial Officer

Forward-Looking Information
During the course of this presentation management make make projections and forward-looking statements regarding events or the future financial performance of Harleysville National Corporation.  We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause Harleysville
National Corporation’s actual results to differ materially from the anticipated results expressed in these forward-looking statements.
Investors are cautioned not to place undue reliance on these forward-
looking statements and are advised to review the risk factors that may affect Harleysville National Corporation’s operating results in documents filed by Harleysville National Corporation with the Securities and
Exchange Commission, including the Quarterly Report on Form 10-Q, the
Annual report on form 10-K, and other required filings.  Harleysville
National Corporation assumes no duty to update the forward-looking statements made in this presentation.

$1.16
$1.24
$1.31
$1.32
$1.34
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2002
2003
2004
2005*
2006*

* Adjusted for stock dividend
Diluted Earnings Per Share

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,491
$2,511
$3,025
$3,117
$3,250
2002
2003
2004
2005
2006

Assets: Year End Balances
(in millions)

$2,500
$2,000
$1,500
$1,000
$500
$0
$1,333
$1,408
$1,846
$1,985
$2,047
2002
2003
2004
2005
2006

Loans: Year End Balances
(in millions)

$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,980
$1,979
$2,213
$2,365
$2,517
2002
2003
2004
2005
2006

Deposits: Year End Balances
(in millions)

90%
70%
50%
30%
79.5%
78.8%
73.2%
75.9%
77.4%
53.5%
56.1%
61.0%
63.7%
63.0%
2002
2003
2004
2005
2006
Deposits/Assets
Loans/Assets

Loans / Deposits: % of Assets

45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
39.00%
36.80%
31.20%
28.90%
28.10%
10.16%
10.16%
16.13%
14.08%
11.97%
2002
2003
2004
2005
2006
Borrowings/Assets
Securities/Assets

Securities / Borrowings: % of
Assets

4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.00%
3.80%
3.55%
3.27%
2.95%
2002
2003
2004
2005
2006

Net Interest Margin

0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.50%
0.45%
0.40%
0.33%
0.37%
0.54%
0.27%
0.22%
0.20%
0.27%
2002
2003
2004
2005
2006
HNBC
PEER $1-$5 Billion

Nonperforming Assets +90
Loans / Assets

0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.21%
0.27%
0.16%
0.10%
0.14%
2002
2003
2004
2005
2006

Net Charge Offs to
Average Loans Outstanding

$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$19.1
$19.9
$23.9
$24.2
$34.0
2002
2003
2004
2005
2006

* excluding gains/loss on sales of investment securities and non-recurring revenue
Other Income*  (in millions)

2.00%
1.00%
0.00%
1.02%
1.06%
0.97%
0.95%
0.96%
0.82%
0.81%
0.86%
0.79%**
1.05%***
2002
2003
2004
2005
2006
HNBC
PEER $1-$5 Billion

* Excluding gain/loss on sales of investment securities and income on life insurance
** Excluding gain on sale of branch and Cumberland       *** Excluding gain on sale of branch and credit
card portfolio
Noninterest Income / Average Assets *

3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.99%
2.94%
2.89%
2.82%
2.79%
2.42%
2.41%
2.15%
2.06%
2.20%
2002
2003
2004
2005
2006
HNBC
PEER $1-$5 Billion

Noninterest Expense /
Average Assets

$3.75
$3.50
$3.25
$3.00
$2.75
$2.50
$2.25
$3.31
$3.18
$3.21
$3.56
$3.40
$2.42
$2.50
$2.67
$2.88
$2.87
2002
2003
2004
2005
2006
HNBC
PEER $1-$5 Billion

Deposits / Employees
 (in millions)

62.00%
60.00%
58.00%
56.00%
54.00%
52.00%
50.00%
48.00%
46.00%
58.03%
60.07%
60.00%
58.72%
60.04%
52.30%
54.79%
51.02%
52.97%
57.56%
2002
2003
2004
2005
2006
HNBC
PEER $1-$5 Billion

Efficiency Ratio

18.00%
17.00%
16.00%
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
16.60%
16.29%
15.31%
14.22%
13.98%
13.67%
13.41%
12.89%
13.21%
12.71%
2002
2003
2004
2005
2006
HNBC
PEER $1 - $5 Billion

Return on Average Equity

$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.49
$0.57
$0.65
$0.72
$0.75
2002
2003
2004
2005
2006

* Adjusted for stock dividend
Cash Dividends Paid*

	3/31/07	3/31/06
Diluted EPS	$.21	$.30
Net Interest Margin	2.82%	3.15%
Total Assets	$3,325	$3,202
Total Loans	$2,066	$2,003
Total Deposits	$2,527	$2,426
Key Results
(in millions)
Quarter 1 2007 Performance

	3/31/07	3/31/06
Nonperforming Assets	19,530	10,601
Nonperforming Assets / Total Assets	0.59%	0.33%
Allowance for Loan and Lease Losses / Loans	1.01%	0.99%
Charge-offs / Average Loans	0.52%	0.24%
Asset Quality
(in millions)
Q1 2007 Performance

2007 Annual Meeting of
Shareholders
D. M. Takes
Interim President &
Chief Executive Officer

Key Strategic Initiatives
•
Grow Commercial Banking
Division

Actual Dec. 2006 Monthly Ave. Bal.			Proforma Ave. Bal.		
	Average Balance	Yield / %	Asset %	Average Balance	Yield / %	Asset %
Int. Earning Assets:						
Cash & Investments	1,008,722	5.18%	33%	663,154	5.18%	22%
Commercial Loans	1,124,755	7.28%	37%	1,767,411	7.36%	58%
Consumer Loans	694,722	6.61%	23%	457,415	6.72%	15%
Total Int. Earning Assets	3,040,016	6.29%		3,040,016	6.58%

Margin Analysis – Changing
Mix
($000)

Actual Dec. 2006 Monthly Ave. Balance			Commercial Bal. Sheet		
	Average Balance	Rate / %	Liab. %	Average Balance	Rate / %	Liab. %
Int. Bearing Liab:						
NOW Accounts	217,793	1.22%	7%	417,793	1.22%	14%
NOW Public Funds	317,316	5.64%	10%	117,316	5.63%	4%
Time Deposits	854,192	4.65%	28%	727,428	4.63%	24%
Borrowings	401,297	4.80%	13%	401,297	4.80%	13%
Total Int. Bearing Lia.	2,590,731	4.07%		2,463,967	3.69%	
Non Int. Deposits	319,743		11%	446,507		15%
Other	129,542		4%	129,542		4%

Margin Analysis – Changing
Mix
($000)

Actual Dec. 2006 Monthly Average Balance			Commercial Bal. Sheet		
	Average Balance	Rate / %	Liab. %	Average Balance	Rate / %	Liab. %
Net Interest Margin	3,040,016	2.82%		3,040,016	3.63%	
Net Int. Income Benefit	85,238			109,162		
Change Mix Benefit				23,924		$0.52

Margin Analysis – Changing
Mix
($000)

•
Make Millennium Wealth Management a
"core solution" commercial customers.
•
Develop our wealth management products
and services to position Millennium as a premier wealth
management provider in the markets we serve.
Use Millennium Wealth
Management to Drive Other Income

Relationship

Market Expansion
Bucks County
•
Warminster – 2007
•
Warrington - 2008
Montgomery County
•
East Norriton - 2007
•
Blue Bell – 2007
•
Conshohocken - 2008
•
Flourtown –2008

Investment Considerations
•
Experienced management team
•
Demonstrated track record of consistent earnings

•
Average dividend yield over 4%

Investment Considerations
•
Attractive market demographics
•
Strategic initiatives are aligned with
market demographics